Exhibit 10.3
UNLIMITED GUARANTY
     GUARANTY, dated as of August 2, 2007 made by LEASECOMM CORPORATION, a Massachusetts corporation (the “Guarantor”), in favor of SOVEREIGN BANK, in its capacity as Agent (in such capacity, the “Agent”) for the Lenders under the Credit Agreement dated as of the date hereof among TimePayment Corp., a Delaware corporation (the “Borrower”), the Agent and the Lenders named therein (the “Credit Agreement”). Unless otherwise defined herein, the terms defined in the Credit Agreement are used herein as defined in the Credit Agreement
     WHEREAS, the Guarantor and the Borrower are wholly owned subsidiaries of the Parent, and all of the Parent, the Borrower and the Guarantor will benefit, directly or indirectly, from the extensions of credit to be made under the Credit Agreement.
     WHEREAS, the Parent has adopted a new business plan pursuant to which, through its subsidiaries, it will finance different types of equipment with leases generated from different sources than had previously been done by the Guarantor and, as a consequence thereof, the Parent has decided that all new leases will be generated and financed by the Borrower and that the Guarantor will only collect and wind down its existing portfolio of leases and will not generate and finance any new leases.
     NOW, THEREFORE, in order to induce the Agent and the Lenders to enter into the Credit Agreement and to make or extend one or more loans, advances or other extensions of credit upon the terms and subject to the conditions set forth in the Credit Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor agrees as follows:
     1. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Agent and the Lenders the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all Obligations. This Guaranty is an absolute, unconditional and irrevocable guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Agent first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining their payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Agent and the Lenders, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Agent on any number of occasions.

     2. GUARANTOR’S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Agent in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to the rate of interest equal to the Base Rate, plus a margin of four percent (4.00%); provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.
     3. UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.
     4. WAIVERS BY GUARANTOR; BANK’S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent with respect thereto. To the extent permitted by applicable law, the Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor, to the extent permitted by applicable law, agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Agent to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Agent may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Agent might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.
     5. COMPLIANCE WITH CREDIT AGREEMENT AND OTHER COVENANTS.
          (a) The Guarantor agrees to observe, perform, comply with and be bound by all of the covenants set forth in the Credit Agreement as if each such covenant were made by the Guarantor with each reference therein to the “Borrower” changed to the “Guarantor”, other than the following: Section 5.7 (Use of Proceeds), Section 5.10 (Borrower’s Cash Accounts), Section 6.4 (Asset Quality) and Section 7.6 (Restricted Payments).

          (b) The Guarantor agrees not to enter into any new lease agreement, installment sales contract or other agreement as lessor or seller with respect to any equipment (a “Lease”) or conduct any other business other than performing under, and collecting revenue from, its existing portfolio of Leases.
     6. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.
     7. WAIVER OF SUBROGATION. Until the payment and performance in full of all Obligations and any and all obligations of the Borrower to the Lenders, the Guarantor shall not exercise any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Agent or the Lenders in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Agent or the Lenders; and notwithstanding any other provision to the contrary contained herein, the Guarantor hereby irrevocably waives any and all rights it may have at any time (whether arising directly or indirectly, by operation of law or by contract) to assert any claim against the Borrower on account of payments made under this Guaranty, including, without limitation, any and all rights of or claim for subrogation, contribution, reimbursement, exoneration and indemnity.
     8. SUBORDINATION. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Agent and be paid over to the Agent on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.
     9. SECURITY; SET-OFF. Regardless of the adequacy of any Collateral or any other means of obtaining repayment for any Obligations, any deposits, balances or other sums credited by or due from the head office of the Agent, any Lender or any of their branch offices to Guarantor and any property of Guarantor now or hereafter in the possession, custody, safekeeping or control of the Agent or any Lender or in transit to the Agent or any Lender may, at any time and from time to time, without notice to the Guarantor or compliance with any other condition precedent now or hereafter imposed by statute, rule of law, or otherwise (all of which are hereby expressly waived by the Guarantor) and to the fullest extent permitted by law, set off, appropriated and applied by the Agent or any Lender against any and all Obligations of the Guarantor in such manner as the head office of the Agent, any Lender or any of their branch offices in their sole discretion may determine, and the Guarantor hereby grants the Agent and each Lender a continuing security interest in such deposits, balances, other sums and property for the payment and performance of all such Obligations and although such Obligations may be contingent or unmatured. ANY AND ALL RIGHTS TO REQUIRE THE AGENT OR ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHTS OF SETOFF WITH RESPECT TO SUCH DEPOSITS, BALANCES, OTHER SUMS AND PROPERTY OF THE GUARANTOR ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Agent, Lender or the branch office, as the case may be, will provide prompt notice to the Guarantor of any setoff hereunder.
     10. FURTHER ASSURANCES. The Guarantor authorizes the Agent to file any financing statement deemed by the Agent to be necessary or desirable to perfect any security interest granted by the Guarantor to the Agent, and as agent for the Guarantor, to sign the name of the Guarantor thereto. The Guarantor also agrees to do all such things and execute all such documents, as the Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Agent hereunder, and the Guarantor hereby authorizes the Agent to file such UCC financing statements and amendments as may be deemed necessary or desirable by the Agent.
     11. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Agent and its successors, transferees and assigns under the Credit Agreement.
     12. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Agent. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.
     13. NOTICES. All notices hereunder shall be given in the same manner as set forth in Section 11.1 of the Credit Agreement, provided that the Borrower’s address for notices shall constitute the Guarantor’s address for notices, and any notice given to Borrower in accordance with the terms of such Section shall be deemed to be given to the Guarantor.
     14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS GUARANTY IS A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE GUARANTOR CONSENTS TO THE JURISDICTION OF ANY OF THE FEDERAL OR STATE COURTS LOCATED IN SUFFOLK COUNTY IN THE COMMONWEALTH OF MASSACHUSETTS IN CONNECTION WITH ANY SUIT TO ENFORCE THE RIGHTS OF THE AGENT AND THE

LENDERS UNDER THIS GUARANTY AND CONSENTS TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH OBLIGOR IN THE MANNER PROVIDED IN SECTION 13 ABOVE. THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION BROUGHT IN THE COURTS REFERRED TO IN THIS SECTION AND IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH ACTION THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
     15. Waiver of Jury Trial. EACH OF THE GUARANTOR AND THE AGENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE AGENT RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF THIS GUARANTY, AND AGREES THAT IT WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH OF THE GUARANTOR AND THE AGENT HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE GUARANTOR (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (b) ACKNOWLEDGES THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH EACH IS A PARTY BECAUSE OF, AMONG OTHER THINGS, THE GUARANTOR’S WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.
     15. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed under seal and delivered by its duly authorized officer, as of the date first above written.

GUARANTOR: LEASECOMM CORPORATION
By:	/s/ Richard F. Latour
	Name:	Richard F. Latour
	Title:	President

[SIGNATURE PAGE TO LEASECOMM GUARANTY]

CERTIFICATE
The undersigned certifies to Sovereign Bank that:
     1. He is the President of the Guarantor which executed the foregoing Guaranty and in that capacity has the authority to make this certificate on behalf of the Guarantor.
     2. The Guarantor is a corporation, validly organized or formed and existing in good standing and in the full enjoyment of its powers and franchises under the laws of The Commonwealth of Massachusetts.
     3. The foregoing Guaranty has been duly executed and delivered on behalf of the Guarantor, such actions have been duly authorized by all necessary corporate or other action, and the execution, delivery and performance of the Guaranty by the Guarantor will not contravene any existing law, rule or regulation, or any provision of its certificate of incorporation or by-laws or other document or documents evidencing its establishment or governing the conduct of its affairs or any agreement to which it is a party or by which it is bound.
     IN WITNESS WHEREOF, the undersigned has made this certificate on behalf of the Guarantor this 2nd day of August, 2007.

Richard F. Latour
[Seal]